UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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The Toro Company

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Your Vote Counts! THE TORO COMPANY 2023 Annual Meeting Vote by March 20, 2023 11:59 PM ET THE TORO COMPANY 8111 LYNDALE AVENUE SOUTH BLOOMINGTON, MN 55420-1196 D94933-Z83593-P80920 You invested in THE TORO COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on March 21, 2023. Get informed before you vote View the Notice & Proxy Statement for the Annual Meeting of Shareholders on March 21, 2023, and our 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 7, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* March 21, 2023 2:00 PM CDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/TTC2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: For 01) Jeffrey M. Ettinger 02) Eric P. Hansotia 03) D. Christian Koch 2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending October 31, 2023. For 3. Approval of, on an advisory basis, our executive compensation. For 4. Approval of, on an advisory basis, the frequency of the advisory approval of our executive compensation. Year 1 NOTE: In their discretion, the proxies are authorized to vote on any other business properly brought before the annual meeting or any adjournment or postponement of the annual meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D94934-Z83593-P80920